Exhibit 99.1

JLL Income Property Trust
Announces Tax Treatment of 2025 Distributions

Chicago (January 29, 2026) – JLL Income Property Trust, an institutionally managed, daily NAV REIT (NASDAQ: ZIPTAX; ZIPTMX; ZIPIAX; ZIPIMX; ZIPIBX; ZIPSAX; ZIPZAX; ZIPDBX) with approximately $7 billion in portfolio equity and debt investments, today announced the income tax treatment of its distributions paid in 2025. For the tax year ended December 31, 2025, approximately 18 percent of the distributions paid will qualify as non-dividend distribution or return of capital (box 3 on Form 1099) and approximately 82 percent of distributions paid will qualify as tax advantaged long-term capital gain (box 2a).

“Since JLL Income Property Trust’s inception in 2012, one of our primary objectives has been to be a source of durable and growing distributions,” said Allan Swaringen, President and CEO of JLL Income Property Trust. “In addition to providing 9 distribution increases over our 13-year history, we also seek to maximize the tax efficiency of our distributions and deliver tax-advantaged distributions to our stockholders. We have placed careful focus on optimizing our REIT structure to provide the most benefit for our investors, and are proud that over the last 13 years, 100% of our distributions have been characterized as either return of capital or long-term capital gain.”

The table below summarizes the income tax treatment of distributions paid to Class A stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share (1)	Capital Gain Income (2)		Return of Capital		Unrecaptured Section 1250 Gains
3/25/2025	3/28/2025	$0.13315	$0.10892	81.8%	$0.02423	18.2%	$0.06818
6/24/2025	6/27/2025	0.13271	0.10856	81.8%	0.02415	18.2%	0.06796
9/23/2025	9/26/2025	0.13289	0.10870	81.8%	0.02419	18.2%	0.06805
12/23/2025	12/29/2025	0.13272	0.10856	81.8%	0.02416	18.2%	0.06796
Total		$0.53147	$0.43474	81.8%	$0.09673	18.2%	$0.27215
(1)     Distributions per share are net of dealer manager fees of 0.85%.
(2)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The table below summarizes the income tax treatment of distributions paid to Class M stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share (1)	Capital Gain Income (2)		Return of Capital		Unrecaptured Section 1250 Gains
3/25/2025	3/28/2025	$0.14894	$0.12183	81.8%	$0.02711	18.2%	$0.07627
6/24/2025	6/27/2025	0.14887	0.12178	81.8%	0.02709	18.2%	0.07623
9/23/2025	9/26/2025	0.14885	0.12176	81.8%	0.02709	18.2%	0.07622
12/23/2025	12/29/2025	0.14877	0.12169	81.8%	0.02708	18.2%	0.07618
Total		$0.59543	$0.48706	81.8%	$0.10837	18.2%	$0.30490
(1)     Distributions per share are net of dealer manager fees of 0.30%.
(2)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The table below summarizes the income tax treatment of distributions paid to Class A-I stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share (1)	Capital Gain Income (2)		Return of Capital		Unrecaptured Section 1250 Gains
3/25/2025	3/28/2025	$0.14891	$0.12181	81.8%	$0.02710	18.2%	$0.07625
6/24/2025	6/27/2025	0.14850	0.12147	81.8%	0.02703	18.2%	0.07604
9/23/2025	9/26/2025	0.14894	0.12183	81.8%	0.02711	18.2%	0.07627
12/23/2025	12/29/2025	0.14890	0.12180	81.8%	0.02710	18.2%	0.07625
Total		$0.59525	$0.48691	81.8%	$0.10834	18.2%	$0.30481
(1)     Distributions per share are net of dealer manager fees of 0.30%.
(2)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The table below summarizes the income tax treatment of distributions paid to Class M-I stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share	Capital Gain Income (1)		Return of Capital		Unrecaptured Section 1250 Gains
3/25/2025	3/28/2025	$0.15750	$0.12884	81.8%	$0.02867	18.2%	$0.08065
6/24/2025	6/27/2025	0.15750	0.12884	81.8%	0.02867	18.2%	0.08065
9/23/2025	9/26/2025	0.15750	0.12884	81.8%	0.02867	18.2%	0.08065
12/23/2025	12/29/2025	0.15750	0.12884	81.8%	0.02867	18.2%	0.08065
Total		$0.63000	$0.51534	81.8%	$0.11466	18.2%	$0.32260
(1)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The table below summarizes the income tax treatment of distributions paid to Class I stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share	Capital Gain Income (1)		Return of Capital		Unrecaptured Section 1250 Gains
12/23/2025	12/29/2025	$0.15750	$0.12884	81.8%	$0.02867	18.2%	$0.08065
Total		$0.15750	$0.12884	81.8%	$0.02867	18.2%	$0.08065
(1)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The table below summarizes the income tax treatment of distributions paid to Class N stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share	Capital Gain Income (1)		Return of Capital		Unrecaptured Section 1250 Gains
3/25/2025	3/28/2025	$0.15750	$0.12884	81.8%	$0.02867	18.2%	$0.08065
6/24/2025	6/27/2025	0.15750	0.12884	81.8%	0.02867	18.2%	0.08065
9/23/2025	9/26/2025	0.15750	0.12884	81.8%	0.02867	18.2%	0.08065
12/23/2025	12/29/2025	0.15750	0.12884	81.8%	0.02867	18.2%	0.08065
Total		$0.63000	$0.51534	81.8%	$0.11466	18.2%	$0.32260
(1)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The table below summarizes the income tax treatment of distributions paid to Class S stockholders during the year ended December 31, 2025:

Record Date	Payment Date	Net Distribution per share (1)	Capital Gain Income (2)		Return of Capital		Unrecaptured Section 1250 Gains
12/23/2025	12/29/2025	$0.14651	$0.11985	81.8%	$0.02666	18.2%	$0.07502
Total		$0.14651	$0.11985	81.8%	$0.02666	18.2%	$0.07502
(1)     Distributions per share are net of dealer manager fees of 0.85%.
(2)     Capital gains income include 62.6% of Unrecaptured Section 1250 Gain.

The dollar amount reported on each investor's respective 1099-DIV will depend on the total amount of distributions received throughout the year which can be affected by the share class held and the length of time the shares were owned. This release is based on the preliminary results of work on the company's tax filings and may be subject to adjustment.

The income tax allocation for the distributions discussed above has been calculated using the best available information as of the date of release. The company is releasing information at this time to aid those required to distribute Forms 1099 on the company's distributions. Tax treatment of distributions is dependent on a number of factors and there is no guarantee that future distributions will qualify as a non-dividend distribution, return of capital or long-term capital gain.

JLL Income Property Trust is an institutionally managed, daily NAV REIT that owns a growing portfolio of real estate investments selected by an institutional investment management team and sponsored by one of the world’s leading real estate services firms.

For more information on JLL Income Property Trust, please visit our website at www.jllipt.com.

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JLL INCOME PROPERTY TRUST, INC. (NASDAQ: ZIPTAX; ZIPTMX; ZIPIAX; ZIPIMX; ZIPIBX; ZIPSAX; ZIPZAX; ZIPDBX),
JLL Income Property Trust, Inc. is a daily NAV REIT that owns and manages a diversified portfolio of high quality, income-producing residential, industrial, grocery-anchored retail, healthcare and office properties located in the United States. JLL Income Property Trust expects to further diversify its real estate portfolio over time, including on a global basis. For more information, visit www.jllipt.com.

ABOUT LASALLE INVESTMENT MANAGEMENT | INVESTING TODAY. FOR TOMORROW.
LaSalle Investment Management, a subsidiary of JLL, is a globally integrated, diverse real estate investment manager. On a global basis, LaSalle manages US$86.4 billion of assets in private and public real estate equity and debt investments as of Q3 2025. LaSalle's client base includes public and private pension funds, insurance companies, governments, corporations, endowments and private individuals from across the globe. LaSalle sponsors a diverse range of investment vehicles, including separate accounts, open- and closed-end funds, public securities and entity-level investments.

Forward Looking Statements and Future Results
This press release may contain forward-looking statements with respect to JLL Income Property Trust. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, research, market analysis, plans or predictions of the future. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. Past performance is not indicative of future results and there can be no assurance that future dividends will be paid.

Contacts:
Michael Gelobter
LaSalle Investment Management
Email: Michael.gelobter@lasalle.com

Doug Allen
Dukas Linden Public Relations
Telephone: +1 646 722 6530
Email: JLLIPT@DLPR.com